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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 4, 2005
                                                            -----------


                               AMISTAR CORPORATION
                             ______________________

             (Exact name of registrant as specified in its charter)


             California                    0-13403              95-2747332
----------------------------------    -----------------    ---------------------
   (State or other jurisdiction         (Commission           (IRS Employer
         of incorporation)              File Number)        Identification No.)

237 Via Vera Cruz, San Marcos, CA                         92078-2698
-------------------------------------------    ---------------------------------
 (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (760) 471-1700
                                                           --------------


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


         [ ]    Written communications pursuant to Rule 425 under the Securities
                    Act (17 CFR 230.425)

         [ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
                    Act (17 CFR 240.14a-12)

         [ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange  Act (17 CFR 240.14d-2(b))

         [ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________




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ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The registrant's shareholders adopted the Amistar Corporation 2005 Stock Option Plan (the "PLAN") at the registrant's Annual Meeting of Shareholders held on May 4, 2005.

         The Plan provides for the grant of stock options by the Compensation Committee of the Board of Directors to key employees, officers, and non-employee directors. Awards covering a maximum of 300,000 shares of the registrant's common stock are authorized for grant under the Plan, which has a ten-year term. The Plan provides for the grant of incentive stock options and non-qualified stock options.

         The Board and the shareholders adopted the Plan to encourage ownership of common stock by employees, consultants and directors of the registrant and its affiliates to provide additional incentives for them to promote the success of the registrant's business. A description of the terms of the Plan can be found in the registrant's Proxy Statement for the 2005 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 30, 2005.

         A copy of the Plan is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

         (c)    EXHIBITS

                99.1     Amistar Corporation 2005 Stock Option Plan.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        AMISTAR CORPORATION



Date:  May 13, 2005                                     /s/ Stuart C. Baker
                                                        ------------------------
                                                        Stuart C. Baker
                                                        President


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